Exhibit 99.1

MobileIron Announces Second Quarter 2019 Results

Total ARR Growth of 19% with Subscription ARR up 31%

Double-digit revenue growth for third quarter in a row

MOUNTAIN VIEW, Calif., August 1, 2019 -- MobileIron (NASDAQ: MOBL), the industry’s first mobile-centric, zero trust security platform, today announced results for its second quarter ended June 30, 2019.

Second Quarter 2019 Financial Highlights

•	Revenue was $50.9 million, up 10% year-over-year.
•	ARR was $172.0 million, up 19% year-over-year.
•	Cumulative customer count surpassed 19,000.

“Our focus on delivering a robust, mobile-centric security architecture again showed in our results.  We produced another quarter of double-digit revenue growth including 19% growth in ARR, spurred by a 31% increase in Subscription ARR,” said Simon Biddiscombe, CEO, MobileIron. “Armed with our UEM, Threat Defense and Access products, MobileIron entered 2019 with an unparalleled solution to address the threat landscape in a zero trust world.  In Q2, we extended this technology advantage with the introduction of our Zero Sign-On solution to become the only security provider with the ability to eliminate passwords from the enterprise using a secured and trusted mobile device as their identity.  While lowering the burden placed on employees and IT alike, our Zero Sign-On solution completely removes the #1 source of corporate breaches, passwords – the culprit in more than 80% of hacks.”

ARR Composition
	Three Months Ended
	June 30,
(in millions, except percentages)	2018	2019
Total ARR	$145.1	$172.0
Year-over-year percentage increase	15%	19%
Subscription ARR	$80.8	$106.1
Year-over-year percentage increase	25%	31%
Perpetual license support ARR	$64.2	$65.9
Year-over-year percentage increase	5%	3%

Financial Outlook

The company is providing the following outlook for its third quarter 2019 (ending September 30, 2019):

•	Revenue is expected to be between $51 million and $54 million, for growth of 4% to 10% year-over-year.
•	Non-GAAP gross margin is expected to be between 81% and 82%.
•	Non-GAAP operating expenses are expected to be between $41 million and $42 million.

The company is reaffirming the following outlook for 2019 (ending December 31, 2019):

•	Revenue is expected to be between $205 million and $215 million, for growth of 6% to 11%.
•	We expect ARR to grow by approximately 20% for the full year.

•	We expect to generate non-GAAP operating profit.

Second Quarter 2019 Business Highlights

Milestones and Recognition

•	Announced Zero Sign-On platform technology to eliminate the need for passwords from the enterprise.
•	Named by Forbes as a Top Ten Cybersecurity Company to Watch in 2019.
•	Hosted the MobileIron Live! 2019 Conference customer events in Berlin and Brooklyn with nearly 1,000 registrants.
•	Launched a total brand identity overhaul and were awarded four Muse Creative awards, including Platinum, the top award granted.
•	Awarded five additional US patents for mobile security, bringing MobileIron’s total number of awarded patents to 89.

Platform

•	Launched a new partner marketplace with a newly redesigned portal.
•

Released new capabilities to enhance workforce productivity, including Mobile Application Management (MAM) for unmanaged devices and Frontline worker enablement, optimized security with mobile threat detection, and expanded OS support for macOS, Android, and Windows 10 endpoints

•	Obtained the automotive industry’s TISAX compliance to meet the uniform standard for information security assessments within the European automotive industry.
•	Released new versions of MobileIron Cloud, Access, AppConnect, AppStation, Core, Docs@Work, Email+, FilePass, MobileIron Go, Tunnel, Sentry, and Web@Work.

All forward-looking non-GAAP financial measures contained in this section exclude estimates for stock-based compensation expense, amortization of intangible assets and restructuring expense. We do not provide a reconciliation of forward-looking non-GAAP financial measures to corresponding GAAP measures due to our inability to project certain charges and expenses. The company has provided a reconciliation of GAAP to non-GAAP financial measures in the financial statement tables included in this press release for its three and six months ended June 30, 2018 and 2019.

Conference Call and Webcast

MobileIron will report final results for the second quarter of fiscal year 2019 on Thursday, August 1, 2019 after the close of the market and host a conference call and live webcast at 1:30 p.m. Pacific Time (4:30 p.m. ET) to discuss the company's financial results, product announcements and business highlights. Interested parties may access the call by dialing 1-866-602-7050 in the U.S. or 1-409-216-6455 from international locations (passcode 1969157). The live webcast will be available on the MobileIron Investor Relations website at http://investors.mobileiron.com. A replay will be available through the same link.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements contain words such as “may,” “will,” “might,” “expect,” “believe,” “anticipate,” “could,” “would,” “estimate,” “continue,” “pursue,” or the negative thereof or comparable terminology, and may include (without limitation) information regarding our expectations, goals or intentions regarding future performance. Forward-looking statements in this press release include, but are not limited to, statements regarding MobileIron's revenue, operating expenses, cost structure, GAAP and non-GAAP financial metrics, as well as statements that we expect to continue to see progress through 2019 on executing on our objective of growing our recurring revenue base through subscription solutions with our best in class cloud products, that we believe we are ideally poised to capitalize on the market of IT departments shifting to address the threats of a Zero Trust world, that we will continue to deliver a roadmap of innovation to strengthen our security framework while enhancing the user’s experience, that our continued focus on market-leading innovation and customer satisfaction will continue to propel us on our upward growth trajectory, and all statements under the heading “Financial Outlook.” Forward-looking statements involve certain risks and uncertainties, and there are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including, but not limited to, our limited operating history, quarterly fluctuations in our operating results, one-time expenses, including restructuring charges, seasonality, our need to develop new solutions and enhancements to compete in rapidly evolving markets, product defects, strength of our intellectual property portfolio, litigation, customer adoption, competitive pressures, billings type mix shift, our ability to scale, our ability to recruit and retain key personnel, and the quality of our support services.

Additional information on potential factors that could affect MobileIron's financial results is included in our SEC filings, including our reports on Forms 10-K, 10-Q and 8-K and other filings that we make with the SEC from time to time. All forward-looking statements in this press release are made as of the date hereof, based on information available to us as of the date hereof, and MobileIron does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

Disclosure Information

MobileIron uses the investor relations section on its website as the means of complying with its disclosure obligations under Regulation FD. Accordingly, we recommend that investors should monitor MobileIron’s investor relations website in addition to following MobileIron’s press releases, SEC filings, and public conference calls and webcasts.

About MobileIron

MobileIron is redefining enterprise security with the industry’s first mobile-centric, zero trust platform built on the foundation of unified endpoint management (UEM) to secure access and protect data across the perimeter-less enterprise. Zero trust assumes that bad actors are already in the network and secure access is determined by a “never trust, always verify” approach. MobileIron goes beyond identity management and gateway approaches by utilizing a more comprehensive set of attributes before granting access. A mobile-centric, zero trust approach validates the device, establishes user context, checks app authorization, verifies the network, and detects and remediates threats before granting secure access to a device or user.

The MobileIron security platform is built on the foundation of award-winning and industry-leading unified endpoint management (UEM) capabilities with additional zero trust-enabling technologies, including zero sign-on (ZSO), multi-factor authentication (MFA), and mobile threat defense (MTD). Over 19,000 customers, including the world’s largest financial institutions, intelligence agencies, and other highly regulated companies rely on MobileIron to enable a seamless and secure user experience by ensuring only authorized users, devices, apps, and services can access business resources.

"MobileIron" is a registered trademark of MobileIron, Inc. in the United States and other countries. Trade names, trademarks, and service marks of other companies that are used in this press release belong to their respective owners.

Financial Results

MOBILEIRON, INC.
CONSOLIDATED BALANCE SHEETS
AS OF DECEMBER 31, 2018 AND JUNE 30, 2019
(Amounts in thousands)
(Unaudited)

	December 31, 2018	June 30, 2019
Assets
Current assets:
Cash and cash equivalents (1)	$104,613	$98,877
Short-term investments (1)	1,000	1,699
Accounts receivable - net	60,994	39,312
Deferred commissions - current	8,265	9,480
Prepaid expenses and other current assets	8,367	12,333
Total current assets	183,239	161,701
Property and equipment - net	7,046	5,859
Operating lease right-of-use assets	-	14,127
Deferred commissions - noncurrent	9,066	8,247
Goodwill	5,475	5,475
Other assets	5,561	6,186
Total assets	$210,387	$201,595

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$2,154	$2,937
Accrued expenses	27,347	20,590
Lease liabilities - current	-	6,276
Unearned revenue - current	74,177	76,664
Customer arrangements with termination rights	19,367	16,978
Total current liabilities	123,045	123,445
Lease liabilities - noncurrent	-	10,833
Unearned revenue - noncurrent	31,660	29,736
Other long-term liabilities	1,565	155
Total liabilities	156,270	164,169
Stockholders’ equity:
Common stock	11	11
Additional paid-in capital	462,004	484,593
Treasury stock	(3,831)	(10,422)
Accumulated deficit	(404,067)	(436,756)
Total stockholders’ equity	54,117	37,426

Total liabilities and stockholders' equity	$210,387	$201,595

(1) Total cash and cash equivalents and short-term investments	$105,613	$100,576

MOBILEIRON, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED JUNE 30, 2018 AND 2019
(Amounts in thousands, except for per share data)
(Unaudited)
	Three Months Ended
	June 30, 2018	June 30, 2019
Revenue:
Cloud services	$11,832	$16,311
License	13,880	12,227
Software support and services	20,417	22,327
Total revenue	46,129	50,865
Cost of revenue:
Cloud services (1)	2,722	5,146
License	515	433
Software support and services (1)	4,672	4,844
Restructuring expense	-	224
Total cost of revenue	7,909	10,647
Gross profit	38,220	40,218
Operating expenses:
Research and development (1)	18,272	19,988
Sales and marketing (1)	24,321	26,035
General and administrative (1)	7,052	7,626
Restructuring expense	-	2,219
Total operating expenses	49,645	55,868
Operating loss	(11,425)	(15,650)
Other income (expense) - net	(205)	540
Loss before income taxes	(11,630)	(15,110)
Income tax expense	377	479
Net loss	$(12,007)	$(15,589)
Net loss per share, basic and diluted	$(0.12)	$(0.14)
Weighted-average shares used to compute net loss per share, basic and diluted	101,313	109,245

(1) Includes stock-based compensation expense as follows:
Cost of revenue
License	$-	$-
Cloud services	294	424
Software support and services	773	842
Research and development	3,343	3,625
Sales and marketing	2,159	2,064
General and administrative	1,851	1,902
	$8,420	$8,857

MOBILEIRON, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2018 AND 2019
(Amounts in thousands, except for per share data)
(Unaudited)
	Six Months Ended
	June 30, 2018	June 30, 2019
Revenue:
Cloud services	$22,982	$31,572
License	26,321	23,598
Software support and services	40,515	43,777
Total revenue	89,818	98,947
Cost of revenue:
Cloud services (1)	5,293	9,856
License (2)	946	987
Software support and services (1)	9,647	9,867
Restructuring charge	-	300
Total cost of revenue	15,886	21,010
Gross profit	73,932	77,937
Operating expenses:
Research and development (1)	39,607	41,817
Sales and marketing (1)	48,002	50,522
General and administrative (1)	14,274	15,545
Restructuring charge	-	2,758
Total operating expenses	101,883	110,642
Operating loss	(27,951)	(32,705)
Other income (expense) - net	298	952
Loss before income taxes	(27,653)	(31,753)
Income tax expense	724	936
Net loss	$(28,377)	$(32,689)
Net loss per share, basic and diluted	$(0.28)	$(0.30)
Weighted-average shares used to compute net loss per share, basic and diluted	100,003	108,292

(1) Includes stock-based compensation expense as follows:
Cost of revenue
License	-	-
Cloud services	638	1,036
Software support and services	1,811	1,771
Research and development	8,110	7,736
Sales and marketing	4,688	4,338
General and administrative	3,866	4,266
	$19,113	$19,147

(2) Includes amortization of intangible assets as follows:
Cost of revenue
Perpetual license	$100	$-
	$100	$-

MOBILEIRON, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 2018 AND 2019
(Amounts in thousands)
(Unaudited)
	Six Months Ended
	June 30, 2018	June 30, 2019

Cash flows from operating activities:
Net loss	$(28,377)	$(32,689)
Adjustments to reconcile net loss to net cash provided by operating activities:
Stock-based compensation expense	19,113	19,147
Depreciation	1,794	1,757
Amortization of intangible assets	100	-
Accretion of premium on investment securities	(29)	(13)
Impairment of right-of-use assets		1,328
Loss on disposal of fixed assets	41	170
Changes in operating assets and liabilities:
Accounts receivable	7,751	21,683
Deferred commissions	1,481	(397)
Other current and noncurrent assets	(1,036)	(2,217)
Accounts payable	43	772
Unearned revenue	5,912	562
Customer arrangements with termination rights	(34)	(2,389)
Accrued expenses and other long-term liabilities	(524)	(4,384)
Net cash provided by operating activities	6,235	3,330

Cash flows from investing activities:
Purchase of property and equipment	(765)	(782)
Proceeds from maturities of investment securities	9,800	1,550
Purchases of investment securities	(5,970)	(2,236)
Net cash provided by (used in) investing activities	3,065	(1,468)

Cash flows from financing activities:
Proceeds from employee stock purchase plan	2,249	2,057
Taxes paid for net settlement of equity awards	(3,724)	(4,784)
Proceeds from exercise of stock options	1,409	1,720
Repurchase of common stock	-	(6,591)
Net cash used in financing activities	(66)	(7,598)

Net change in cash and cash equivalents	9,234	(5,736)
Cash and cash equivalents at beginning of period	85,833	104,613
Cash and cash equivalents at end of period	$95,067	$98,877

Non-GAAP Financial Measures and Reconciliations and Other Metrics

Non-GAAP Financial Measures

To supplement our financial results presented on a U.S. GAAP basis, we provide investors with certain non-GAAP financial measures, including non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share and free cash flow. These non-GAAP financial measures exclude stock-based compensation, amortization of intangible assets, and restructuring expense.

Stock-based compensation expenses: In our non-GAAP financial measures, we have excluded the effect of stock-based compensation expenses. We exclude stock-based compensation expense because it is non-cash in nature and excluding this expense provides meaningful supplemental information regarding our operational performance. In particular, because of varying available valuation methodologies, subjective assumptions and the variety of award types that companies can use under FASB ASC Topic 718, we believe that providing non-GAAP financial measures that exclude this expense allows investors the ability to make more meaningful comparisons between MobileIron operating results and those of other companies. Stock-based compensation expenses will recur in future periods.

Amortization of intangible assets: In our non-GAAP financial measures, we have excluded the effect of the amortization of intangible assets. Amortization of intangible assets can be significantly affected by the timing and size of our acquisitions. Beginning our second quarter ended June 30, 2018, we no longer have amortizing intangible assets.

Restructuring expense: In our non-GAAP financial measures, we have excluded the effect of severance and other expenses related to a reduction in our workforce and the exit of an office facility. Restructuring expense may recur in the future; however, the timing and amounts are difficult to predict.

Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, and non-GAAP net loss per share: We believe that the exclusion of stock-based compensation expense, the amortization of intangible assets,  and restructuring expense from various non-GAAP financial metrics such as gross profit, gross margin, operating income (loss), operating margin, net income (loss), and net income (loss) per share provides useful measures for management and investors. Stock-based compensation, restructuring expense, and the amortization of intangible assets have been and can continue to be inconsistent in amount from period to period. We believe the inclusion of these items makes it difficult to compare periods and understand the growth and performance of our business. In addition, we evaluate our business performance and compensate management based in part on these non-GAAP measures. There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by our competitors and exclude expenses that may have a material impact on our reported financial results. Further, stock-based compensation expense has been and will continue to be for the foreseeable future a significant recurring expense in our business and an important part of the compensation provided to our employees.

Free cash flow: Our non-GAAP financial measures also include free cash flow, which we define as cash provided by (used in) operating activities less the amount of property and equipment purchased. Management believes that information regarding free cash flow provides investors with an important perspective on the cash available to invest in our business and fund ongoing operations. However, our calculation of free cash flow may not be comparable to similar measures used by other companies.

We believe these non-GAAP financial measures are helpful in understanding our past financial performance and our future results. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business, and make operating decisions. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business relative to certain of these non-GAAP measures.

Other Metrics

Annual Recurring Revenue (ARR). Beginning with the fourth quarter of 2018, we began monitoring a new operating metric, Total ARR, which is defined as the annualized value of all recurring revenue contracts active at the end of a reporting period. Total ARR includes the annualized value of subscriptions (“Subscription ARR”) and the annualized value of software support contracts related to perpetual licenses (“Perpetual license support ARR”) active at the end of a reporting period and does not include revenue reported as perpetual license or professional services in our consolidated statement of operations. We are monitoring these metrics because they align with how our customers are increasingly purchasing our solutions and how we are managing our business. These ARR measures should be viewed independently of revenue, unearned revenue, and customer arrangements with termination rights as ARR is an operating metric and is not intended to be combined with or replace those items. ARR is not an indicator of future revenue and can be impacted by contract start and end dates and renewal rates.

MOBILEIRON, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Three Months Ended
	June 30, 2018	June 30, 2019

Non-GAAP gross profit reconciliation:
GAAP gross profit	$38,220	$40,218
Stock-based compensation expenses	1,067	1,266
Restructuring expense	-	224
Non-GAAP gross profit	$39,287	$41,708

Non-GAAP gross margin reconciliation:
GAAP gross margin: GAAP gross profit over total revenue	82.9%	79.1%
GAAP to non-GAAP gross margin adjustments	2.3%	2.9%
Non-GAAP gross margin: Non-GAAP gross profit over total revenue	85.2%	82.0%

Non-GAAP operating loss reconciliation:
GAAP operating loss	$(11,425)	$(15,650)
Stock-based compensation expenses	8,420	8,857
Restructuring expense	-	2,443
Non-GAAP operating loss	$(3,005)	$(4,350)

Non-GAAP operating margin reconciliation:
GAAP operating margin: GAAP operating loss over total revenue	(24.8)%	(30.8)%
GAAP to non-GAAP operating margin adjustments	18.3%	22.2%
Non-GAAP operating margin: Non-GAAP operating loss over total revenue	(6.5)%	(8.6)%

Non-GAAP net loss reconciliation:
GAAP net loss	$(12,007)	$(15,589)
Stock-based compensation expenses	8,420	8,857
Restructuring expense	-	2,443
Non-GAAP net loss	$(3,587)	$(4,289)

MOBILEIRON, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Three Months Ended
	June 30, 2018	June 30, 2019
Non-GAAP net loss per share reconciliation:
GAAP net loss per share	$(0.12)	$(0.14)
Stock-based compensation expenses	0.08	0.08
Restructuring expense	-	0.02
Non-GAAP net loss per share	$(0.04)	$(0.04)

Free cash flow reconciliation:
Cash used in operating activities	$(2,945)	$(4,486)
Purchase of property and equipment	(249)	(605)
Free cash flow	$(3,194)	$(5,091)

MOBILEIRON, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Six Months Ended
	June 30, 2018	June 30, 2019

Non-GAAP gross profit reconciliation:
GAAP gross profit	$73,932	$77,937
Stock-based compensation expenses	2,449	2,807
Amortization of intangible assets	100	-
Restructuring expense	-	300
Non-GAAP gross profit	$76,481	$81,044

Non-GAAP gross margin reconciliation:
GAAP gross margin: GAAP gross profit over GAAP total revenue	82.3%	78.8%
GAAP to non-GAAP gross margin adjustments	2.9%	3.1%
Non-GAAP gross margin: Non-GAAP gross profit over non-GAAP total revenue	85.2%	81.9%

Non-GAAP operating loss reconciliation:
GAAP operating loss	$(27,951)	$(32,705)
Stock-based compensation expenses	19,113	19,147
Amortization of intangible assets	100	-
Restructuring expense	-	3,058
Non-GAAP operating loss	$(8,738)	$(10,500)

Non-GAAP operating margin reconciliation:
GAAP operating margin: GAAP operating loss over GAAP total revenue	(31.1)%	(33.1)%
GAAP to non-GAAP operating margin adjustments	21.4%	22.5%
Non-GAAP operating margin: Non-GAAP operating loss over non-GAAP total revenue	(9.7)%	(10.6)%

Non-GAAP net loss reconciliation:
GAAP net loss	$(28,377)	$(32,689)
Amortization of intangible assets	100	-
Stock-based compensation expenses	19,113	19,147
Restructuring expense	-	3,058
Non-GAAP net loss	$(9,164)	$(10,484)

MOBILEIRON, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Six Months Ended
	June 30, 2018	June 30, 2019
Non-GAAP net loss per share reconciliation:
GAAP net loss per share	$(0.28)	$(0.30)
Stock-based compensation expenses per share	0.19	0.17
Amortization of intangible assets	-	-
Restructuring expense	-	0.03
Non-GAAP net loss per share	$(0.09)	$(0.10)

Free cash flow reconciliation:
Cash provided by operating activities	$6,235	$3,330
Purchase of property and equipment	(765)	(782)
Free cash flow	$5,470	$2,548

	MOBILEIRON, INC.
	SUPPLEMENTAL INFORMATION
	(Amounts in thousands)
	(Unaudited)

	30-Jun-18	30-Sep-18	31-Dec-18	31-Mar-19	30-Jun-19

Annual Recurring Revenue:
Subscription ARR	$80,844	$88,121	$95,858	$100,421	$106,115
Perpetual license support ARR	64,237	64,851	66,722	66,764	65,850
Total ARR	$145,081	$152,972	$162,580	$167,185	$171,965

Revenue:
United States	$20,640	$21,654	$20,972	$19,612	$21,861
International	25,489	27,597	33,151	28,470	29,004
Total revenue	$46,129	$49,251	$54,123	$48,082	$50,865

Disaggregation of Revenue:
Cloud services	$11,832	$13,199	$14,533	$15,261	$16,311
Upfront on-premise subscription	5,458	6,337	5,616	3,952	7,478
Ratable on-premise subscription	3,949	4,121	4,319	4,458	4,512
Software support on perpetual licenses	15,652	16,013	16,299	16,110	16,196
Recurring revenue	36,891	39,670	40,767	39,781	44,497
Perpetual license	8,422	8,669	12,395	7,419	4,749
Professional services	816	912	961	882	1,619
Non-recurring revenue	9,238	9,581	13,356	8,301	6,368
Total revenue	$46,129	$49,251	$54,123	$48,082	$50,865

Non-GAAP Metrics:
Non-GAAP gross profit	$39,287	$42,001	$44,894	$39,336	$41,708
Non-GAAP operating income (loss)	$(3,005)	$2,020	$2,393	$(6,150)	$(4,350)
Free cash flow	$(3,194)	$245	$6,486	$7,639	$(5,091)

Contact:

Erik Bylin

MobileIron

ir@mobileiron.com

650-282-7555